AMERICAN CENTURY WORLD MUTUAL
FUNDS, INC.

ARTICLES OF AMENDMENT

	AMERICAN CENTURY WORLD
MUTUAL FUNDS, INC., a Maryland corporation whose principal Maryland office is located in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

	FIRST: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

	SECOND: Pursuant to authority expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of the Articles of Incorporation of the Corporation ("Articles of Incorporation"), the Board of Directors of the Corporation has increased in some cases and decreased in some cases the number of shares of capital stock of certain series and classes that the Corporation has authority to issue in accordance with Section 2-105(c) of the Maryland General
Corporation Law (the "Reallocation").

	THIRD:  Immediately prior to the
Reallocation, the Corporation had the authority to issue
Seven Billion (7,000,000,000) shares of capital stock.
Following the Reallocation, the Corporation has the authority to issue Seven Billion (7,000,000,000) shares of capital stock.

	FOURTH:  The par value of shares of the
Corporation's capital stock before the Reallocation was, and after the Reallocation is, One Cent ($0.01) per share.

	FIFTH: Immediately prior to the Reallocation, the aggregate par value of all shares of stock that the Corporation was authorized to issue was Seventy
Million Dollars ($70,000,000). After giving effect to the Reallocation, the aggregate par value of all shares of stock that the Corporation is authorized to issue is Seventy Million Dollars ($70,000,000).

	SIXTH:  Immediately prior to the
Reallocation, the number of shares allocated among the duly established classes of shares (each hereinafter referred to as a "Class") of the thirteen (13) series of stock and the aggregate par value of each Class was as follows:


Series Name

Class Name
Number of Shares
as Allocated
Aggregate
Par Value
International Growth Fund
Investor
920,000,000
$9,200,000

I
80,000,000
800,000

A
120,000,000
1,200,000

C
30,000,000
300,000

R
30,000,000
300,000

R6
50,000,000
500,000

R5
50,000,000
500,000

Y
50,000,000
500,000








Series Name

Class Name
Number of Shares
as Allocated
Aggregate
Par Value
International Discovery Fund
Investor
350,000,000
$3,500,000

I
40,000,000
400,000

A
30,000,000
300,000

C
30,000,000
300,000

R
30,000,000
300,000

Y
50,000,000
500,000




Emerging Markets Fund
Investor
470,000,000
$4,700,000

I
60,000,000
600,000

A
50,000,000
500,000

C
30,000,000
300,000

R
30,000,000
300,000

R6
50,000,000
500,000

R5
50,000,000
500,000

T
50,000,000
500,000

Y
50,000,000
500,000




Global Growth Fund
Investor
350,000,000
$3,500,000

I
40,000,000
400,000

A
40,000,000
400,000

C
30,000,000
300,000

R
30,000,000
300,000

R6
50,000,000
500,000

R5
50,000,000
500,000

Y
50,000,000
500,000




International Opportunities Fund
Investor
120,000,000
$1,200,000

I
40,000,000
400,000

A
30,000,000
300,000

C
30,000,000
300,000

R
30,000,000
300,000




International Value Fund
Investor
45,000,000
$450,000

I
45,000,000
450,000

A
30,000,000
300,000

C
30,000,000
300,000

R
30,000,000
300,000

R6
80,000,000
800,000




NT Emerging Markets Fund
G
420,000,000
$4,200,000




NT International Growth Fund
G
770,000,000
$7,700,000




NT International Value Fund
Investor
250,000,000
$2,500,000

G
650,000,000
6,500,000





Series Name

Class Name
Number of Shares
as Allocated
Aggregate
Par Value
NT International Small-Mid Cap Fund
Investor
80,000,000
$800,000

G
170,000,000
1,700,000




Emerging Markets Small Cap Fund
Investor
50,000,000
$500,000

I
50,000,000
500,000

A
50,000,000
500,000

C
40,000,000
400,000

R
30,000,000
300,000

R6
50,000,000
500,000




Global Small Cap Fund
Investor
50,000,000
$500,000

I
50,000,000
500,000

A
50,000,000
500,000

C
40,000,000
400,000

R
30,000,000
300,000

R6
50,000,000
500,000




Focused International Growth Fund
Investor
50,000,000
$500,000

I
50,000,000
500,000

A
50,000,000
500,000

C
40,000,000
400,000

R
30,000,000
300,000

R6
50,000,000
500,000

      SEVENTH: Pursuant to authority expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation has (a) approved the amendments stated in Article SECOND above and (b) has allocated Seven
Billion (7,000,000,000) shares of the Seven Billion
(7,000,000,000) shares of authorized capital stock of the Corporation among the thirteen (13) series of stock of the Corporation and the various Classes of each as follows:

Series Name

Class Name
Number of Shares
as Allocated
Aggregate
Par Value
International Growth Fund
Investor
900,000,000
$9,000,000

I
80,000,000
800,000

A
70,000,000
700,000

C
30,000,000
300,000

R
30,000,000
300,000

R6
50,000,000
500,000

R5
50,000,000
500,000

Y
50,000,000
500,000








Series Name

Class Name
Number of Shares
as Allocated
Aggregate
Par Value
International Discovery Fund
Investor
340,000,000
$3,400,000

I
50,000,000
500,000

A
30,000,000
300,000

C
30,000,000
300,000

R
30,000,000
300,000

Y
50,000,000
500,000




Emerging Markets Fund
Investor
500,000,000
$5,000,000

I
210,000,000
2,100,000

A
50,000,000
500,000

C
30,000,000
300,000

R
30,000,000
300,000

R6
50,000,000
500,000

R5
50,000,000
500,000

T
40,000,000
400,000

Y
50,000,000
500,000




Global Growth Fund
Investor
340,000,000
$3,400,000

I
55,000,000
550,000

A
40,000,000
400,000

C
30,000,000
300,000

R
30,000,000
300,000

R6
50,000,000
500,000

R5
50,000,000
500,000

Y
50,000,000
500,000




International Opportunities Fund
Investor
120,000,000
$1,200,000

I
50,000,000
500,000

A
40,000,000
400,000

C
30,000,000
300,000

R
30,000,000
300,000




International Value Fund
Investor
45,000,000
$450,000

I
50,000,000
500,000

A
30,000,000
300,000

C
30,000,000
300,000

R
30,000,000
300,000

R6
70,000,000
700,000




NT Emerging Markets Fund
G
400,000,000
$4,000,000




NT International Growth Fund
G
770,000,000
$7,700,000




NT International Value Fund
Investor
250,000,000
$2,500,000

G
640,000,000
6,400,000





Series Name

Class Name
Number of Shares
as Allocated
Aggregate
Par Value
NT International Small-Mid Cap Fund
Investor
80,000,000
$800,000

G
140,000,000
1,400,000




Emerging Markets Small Cap Fund
Investor
50,000,000
$500,000

I
50,000,000
500,000

A
40,000,000
400,000

C
30,000,000
300,000

R
30,000,000
300,000

R6
50,000,000
500,000




Global Small Cap Fund
Investor
50,000,000
$500,000

I
50,000,000
500,000

A
40,000,000
400,000

C
30,000,000
300,000

R
30,000,000
300,000

R6
50,000,000
500,000




Focused International Growth Fund
Investor
50,000,000
$500,000

I
50,000,000
500,000

A
40,000,000
400,000

C
30,000,000
300,000

R
30,000,000
300,000

R6
50,000,000
500,000



EIGHTH: Except as otherwise provided by the express provisions of these Articles of Amendment, nothing herein shall limit, by inference or otherwise, the discretionary right of the Board of Directors to serialize, classify or reclassify and issue any unissued shares of any series or class or any unissued shares that have not been allocated to a series or class, and to fix or alter all terms thereof, to the full extent provided by the Articles of Incorporation.

	NINTH: A description of the series and classes of shares, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions for redemption is set forth in the Articles of Incorporation and is not changed by these Articles of Amendment, except with respect to the creation and/or designation of the various series.

	TENTH:  The Board of Directors of the
Corporation duly adopted resolutions dividing into series and classes the authorized capital stock of the Corporation and allocating shares to each as set forth in these Articles of Amendment.

	ELEVENTH:	  The amendments to the Articles of Incorporation
as set forth above was approved by at least a majority of the entire Board of Directors of the Corporation and were limited to changes expressly authorized by Section 2-105(c)(12) or
Section 2-605 of the Maryland General Corporation Law without action by the stockholders.




	IN WITNESS WHEREOF, AMERICAN CENTURY WORLD MUTUAL
FUNDS, INC. has caused these Articles of Amendment to be signed and acknowledged in its name and on its behalf by its Senior Vice President and attested to by its Assistant Secretary on this 8th day of September, 2017.

ATTEST:

AMERICAN CENTURY WORLD MUTUAL FUNDS,
INC.






/s/ Otis H. Cowan

/s/ Charles A. Etherington
Name:
Otis H. Cowan

Name:
Charles A. Etherington
Title
Assistant Secretary

Title:
Senior Vice President




	THE UNDERSIGNED SENIOR VICE
PRESIDENT OF AMERICAN CENTURY
WORLD MUTUAL FUNDS, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name of and on behalf of said Corporation, as to all matters or facts required to be verified under oath, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, those matters and facts, are true in all material respects under the penalties of perjury.

Dated:	September 8,
2017

/s/ Charles A.
Etherington


Charles A. Etherington,
Senior Vice President